Exhibit 99.1
Aspen Insurance Holdings Limited Investor Presentation December 2008

Safe Harbor Disclosure This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains, and Aspen's earnings conference call may contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "aim," "will," "estimate," "may," "continue," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the continuing impact of the global financial crisis and credit crunch; changes in prevailing market conditions that could adversely impact on execution of our business plan; a decline in the value of our investment portfolio or a rating downgrade of the securities in our portfolio; in respect of hurricane loss estimates such as Hurricanes Gustav and Ike, Aspen's reliance on loss reports received from cedants and loss adjustors, Aspen's reliance on industry loss estimates and those generated by modelling techniques, any changes in Aspen's reinsurers' credit quality and changes in assumptions on flood damage exclusions as a result of prevailing lawsuits and case law; the amount and timing of reinsurance recoverables and reimbursements actually received by Aspen from its reinsurers; the impact that our future operating results, capital position and rating agency and other considerations have on the execution of any capital management initiatives; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; the impact of any capital management activities on our financial condition; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events than our underwriting, reserving or investment practices have anticipated; evolving interpretive issues with respect to coverage after major loss events; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of Aspen's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage, which may affect our decision to purchase such coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's, A.M. Best Company or Moody's Investors Service; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio and our business; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods in 2008 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors; decreased demand for Aspen's insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulations, interpretations or tax laws in jurisdictions where Aspen conducts business; proposed and future changes to insurance laws and regulations, including with respect to U.S. state- and other government- sponsored reinsurance funds and primary insurers; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by insurance regulators and prosecutors. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 29, 2008. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amount. 2

Contents Current Market Dynamics Capital Position 3

Current Market Dynamics
Comparison with Previous 'Hard' Markets

Year	1986	1993	2002	2005
Underlying Causes	• Under-reserving • Inadequate pricing for many years	• Rate declines from peaks post 1986	• Economic dislocation • Impact of Enron / WorldCom bankruptcies • Falling equity markets and interest rates • Inadequate pricing for many years	• Rate declines from peaks post 2002
+				
Catalyst	• Asbestos/pollution	• Hurricane Andrew	• WTC / September 11	• Hurricanes Katrina/Rita/Wilma
=				
Impact	• Significant reduction in world-wide capacity • Formation of ACE/XL • Major re-pricing across all lines of business and in all territories	• Moderately 'hard' market • Impact concentrated in loss impacted lines (e.g. Property reinsurance, off-shore energy, marine hull, D&O) but less globalized impact	• Major re-pricing across all lines of business and all territories	• 'Localised' (product and geography) hard market in loss impacted lines (e.g. US Property Cat and off-shore Energy)

Believe Market Hardening in 2009 Likely To Be Closer to 1993/2005 than 1986/2002

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Market Outlook 2009 Insurance Specific Factors 5 Key Drivers Impact Investment losses resulting from turmoil in financial markets US hurricane and other catastrophe losses Significant risk (man-made) losses globally Expected heavy losses arising from likely E&O / D&O claims relating to financial institutions Restricted access to new capital Low interest rates Reduced appetite in capital markets to provide reinsurance solutions and reduction in collateralised retro capacity Fall out from AIG situation Significant 'hardening' in selected lines ? Off-shore Energy ? Financial and Political Risk ? Financial Institutions (E&O, D&O) ? Marine and Energy Liability Moderate 'hardening' ? US Property Catastrophe reinsurance ? Excess Casualty insurance ? E&S Property insurance ? Aviation Meaningful Rate Hardening in Certain Lines with Prices Stabilising in Other Lines

Market Outlook for 2009 Positive and Negative Influences 6 Decline in world-wide GDP Increase in insolvencies and bankruptcies (first banking now corporate) Revenues flat or declining: - Greater optionality in reinsurance spend - Fewer customers as a result of corporate failures - Less demand due to reduced economic growth Margin compression due to: - Increased frequency and severity of arson, fraud, burglary, auto theft, business interruption claims - Buyers facing lower operating margins resulting in pricing pressure - More and larger claims as a result of reduced maintenance budgets Investment losses and interest rate outlook Hurricane losses Wide-spread inadequate pricing Capital constraint Credit crisis consequences (E&O, D&O, FI, Political Risk) Difficulties of certain major industry players Resumption of the subscription market POSITIVES NEGATIVES

Why Aspen is Well Placed to Benefit from Expected Improved Market Conditions in 2009

Selected Aspen Lines Most Impacted by Changes in Market Conditions

Line	Impact	Year U/W Commenced	2008e GWP*	2009e GWP: Preliminary Planning Assumption*	2009e GWP: Upside Case	GWP Growth Upside Case vs 2008e
Energy PD	✓✓✓	2004	$88m	$103m	$116m	32%
Financial Institutions	✓✓✓	Q12008	$40m	$52m	$58m	45%
Financial & Political Risk	✓✓✓	Q12008	$40m	$70m	$85m	113%
Marine & Energy Liability	✓✓✓	2004	$145m	$130m	$195m	34%
Excess Casualty Insurance	✓✓	Q12008	$25m	$40m	$60m	140%
E&S Property Insurance	✓	2003	$55m	$65m	$105m	91%
US Property Cat Re	✓	2002	$245m**	$243m	$269m	10%

- Renewal discussions since October suggest improvement in pricing likely to be more marked than our initial planning assumptions

From These Lines, Upside Case Could Generate Approximately $250 Million of Additional GWP Through Existing Teams Without Significant Additional Expenses

* As at end September 2008. Refer to our Safe Harbor Disclosure on slide 2 for factors that could adversely impact our 2008 gross written premium and our execution of our 2009 business plan

** Excludes reinstatement premiums

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Market Conditions
Segment Drivers

SEGMENT	DRIVERS	EXAMPLES
Financial & Political Risk	• Banks reluctant to lend; extreme risk aversion resulting in increased demand for political and financial risk coverage	• **Company A / Angola**: Non payment risk increased from 0.8% to 1.52% since 2007 • **Company B / Russia:** Non payment risk increased from 0.375% to 0.95% since 2007 • **Company C / Vietnam:** Non honouring of Guarantee risk increased from 0.4% to 1% since 2007
Off-shore Energy	• Industry losses estimated at $3bn (Ike) +$1.5bn (Gustav) = $4.5bn • Total market size of GWP $3bn (of which $800m relates to GofM)	• Gulf of Mexico (GofM) exposed business expected to achieve significant improvements in deductibles and forms (deductible moving from percentage of event to percentage of Total Insured Value) plus rate rises in the region of 75%; Non GofM business ~10% rate rise • **Company A:** GofM ~45% rise, wind retention up from $2.5m to $15m, various coverage improvements • **Company B:** UK North Sea exposures ~10% rise

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Market Conditions
Segment Drivers

SEGMENT	DRIVERS	EXAMPLES
Financial Institutions	• Significant pick-up in claims activity resulting from turmoil in financial markets	• **Company A:** Self Insured Retention increased from $15m to $25m for each and every loss or claims; rate increased by 25%+ and new exclusions including Structured Product exclusion • **Company B:** Self Insured Retention increased by 100%; rate increased by 25% and full 'Credit Crunch' exclusion • **Company C:** Rate increased by 5% on an Australian risk. Local market now reacting to global trends • **Company D:** Rate increased by 10% for Professional Indemnity
US Property Cat Re	• Potential capital depletion • Reduction in capacity	• **Company A:** National programme; quoted a rate improvement of +15% and expecting firm order terms at this level • **Company B**: US ILW Cal quake pricing increased by 51% from April 2008 • **Company C:** UK Cat - likely firm order with rate improvement of +5% • However some reductions are still being seen at 1/1 e.g. US regional and French terrorism

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Market Conditions Segment Drivers SEGMENT DRIVERS EXAMPLES EXAMPLES EXAMPLES EXAMPLES EXAMPLES Excess Casualty Some clients are reducing exposure to AIG (estimated 50% share of US market) Alleviate rating pressure Company A: Rate reduction of 15% but exposure reduced by 33% Company B: Rate reduction of 5% commensurate with exposure reduction Company C: Renewal premium as expiring with exposure profile unchanged Company A: Rate reduction of 15% but exposure reduced by 33% Company B: Rate reduction of 5% commensurate with exposure reduction Company C: Renewal premium as expiring with exposure profile unchanged Company A: Rate reduction of 15% but exposure reduced by 33% Company B: Rate reduction of 5% commensurate with exposure reduction Company C: Renewal premium as expiring with exposure profile unchanged Company A: Rate reduction of 15% but exposure reduced by 33% Company B: Rate reduction of 5% commensurate with exposure reduction Company C: Renewal premium as expiring with exposure profile unchanged Company A: Rate reduction of 15% but exposure reduced by 33% Company B: Rate reduction of 5% commensurate with exposure reduction Company C: Renewal premium as expiring with exposure profile unchanged 10

Strong Balance Sheet Capital Structure and Financial Leverage 878 1,339 1,730 2,289 2,639 3,068 2,888 11 Well Capitalised to Take Advantage of Expected Opportunities 3.0% 14.4% 19.6% 25.7% 22.1% 23.5% Leverage Industry Estimate* Aspen** 2008e Unstressed BCAR*** 184% 260% * Source: Aon Re Global's estimate, based on their assumptions and data. Actual industry number may differ from estimate and should not be relied upon. ** Aspen's estimate as at end September 2008. Refer to our Safe Harbor Disclosure on slide 2 for factors that could adversely impact our estimated 2008 BCAR ratios. *** The AM Best Capital Adequacy Ratio ("BCAR"). Unstressed BCAR factors only one major cat event. 837 1,091 1,096 1,693 1,503 1,417 1,335 385 457 971 873 200 430 430 430 249 249 249 250 250 208 147 41 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2002 2003 2004 2005 2006 2007 Q3 2008 $ mil Common share capital Retained earnings inc OCI and issue costs Preference shares Debt $605m returned to shareholders through dividends and share buy-backs, since inception Strong growth in retained earnings Strong balance sheet with potential for further leverage $300m 2 year buy-back program announced February 2008; $100m completed May 2008 Reduction in retained earnings in Q3 due to hurricane losses and realised and unrealised investment losses

USA Bermuda Intra-group reinsurance Licenses Regulatory Capital Balance Sheet Diversification and Flexibility Capital, Geographical Reach and Platforms To Match Market Opportunities and Client Needs *Operational from Q2 2008 Statutory Capital & Surplus - 07 $1,339.0m Presence in leading reinsurance market Provider of intra- group reinsurance Tax efficiencies Ratings: AM Best S&P Moody's UK $1,055.0m A (Excellent) A (Strong) A2 (Good) A (Excellent) A (Strong) A2 (Good) Lloyds (*) Pre-eminent insurance market Extensive network of licences Strong rating / brand/ reputation Developing in new markets A (Excellent) A+ (Strong) Intra-group reinsurance Premium $103.2m Presence in E&S insurance Presence in reinsurance via Aspen Re America Presence in leading insurance / reinsurance market Branches Zurich Canada Dublin Paris Singapore 12

13 Appendix Financial Highlights ? Group Summary YTD 2008 Business Performance and Outlook Ajax Re

Financial Highlights: Group Summary YTD 2008 Underwriting Revenues Underwriting Expenses Income Contribution 14 406 416 354 293 159 110 91 33 0 80 160 240 320 400 480 Operating Income Before Tax Income Before Tax Income After Tax Retained Income $ms 2007 YTD 2008 YTD 208 219 43 129 0 50 100 150 200 250 Underwriting Income Net Investment Income $ms 2007 YTD 2008 YTD 718 236 148 809 212 159 1,102 1,180 0 200 400 600 800 1,000 1,200 Losses & Loss Expenses Acquisition Exp General Admin Expenses Total Underwriting Expenses $ms 2007 YTD 2008 YTD 192 1,310 1,566 137 1,429 1,322 1,514 1,223 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 GWP Premiums Ceded NWP NEP $ms 2007 YTD 2008 YTD

Business Performance and Market Outlook 1 - Rolling ROAE for the last four quarters from 2007 Q3 3 - Relative Price Movement for all renewed contracts for YTD 5 - Comparison of 2007 actual premium to 2008 plan premium 2 - Ratio of Actual to Technical (or modelled) price 4 - Terms and Conditions 6 - 2008 Plan PAT figure (in $m) 7 - Outlook 15 Reinsurance Property Q1 Q2 Q3 Q1 Q2 Q3 Q1 Q2 Q3 Q1 Q2 Q3 Q1 Q2 Q3 Q1 Q2 Q3 Q1 Q2 Q3 Catastrophe Risk Excess Pro Rata Facultative International US Facultative International Insurance Specialty Reinsurance Aviation Energy PD Marine Hull MEC Liability UK Property UK Liability Professional Liability Excess Casualty Financial & Political Risk Financial Institutions Property E&S Casualty E&S Casualty Outlook 7 Absolute Scale 6 Volume change 5 US Insurance Terms & Conditions 4 Relative Price Movement 3 Absolute Pricing 2 Performance 1

Business Performance and Market Outlook: Key

Key	Performance	Absolute Pricing	Relative Price Movement	Terms and Conditions	Volume change	Absolute Scale	Outlook
	1	2	3	4	5	6	7
	Excellent	Excellent	Significantly Up	Excellent	Significantly Up	Very significant	Excellent
	Good	Good	Up	Good	Up	Significant	Good
	Satisfactory	Satisfactory	Flat	Satisfactory	Flat	Medium	Satisfactory
	Of Concern	Of Concern	Down	Of Concern	Down	Small	Of Concern
	Unsatisfactory	Unsatisfactory	Significantly Down	Unsatisfactory	Significantly Down	Very Small	Unsatisfactory

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Ajax Re Ajax Re was established to enable Aspen to obtain fully collateralized catastrophe risk protection Ajax Re on April 25, 2007 issued $100m cat bond to provide 1.7 years of California earthquake risk protection ? Protection based on estimates from Property Claim Services (PCS) of industry-wide insurance losses due to earthquakes in California during the risk period ? Cover attached at industry insured losses of $23.1 billion and exhausts at $25.9 billion Originally structured and guaranteed (via total return swap) by Lehman Brothers Bankruptcy of Lehman Brothers a termination event under swap Underlying collateral i) $25,000,000 Ballantyne Re Class A-2 Floating Rate Guaranteed Notes Series A due May 2, 2036 (guaranteed by Ambac) ii) $75,000,000 Ballantyne Re Class A-2 Floating Rate Guaranteed Notes Series B due May 2, 2036 (guaranteed by Assured Guarantee) Background Expect a zero or modest recovery if reinsurance cover is triggered Remain within our stated risk tolerances in the event of a California earthquake >$23.1bn absent any recoveries from Ajax Re as earthquake exposures have reduced since April, 2007 Implications 17